Exhibit 99.1

Compass Diversified Reports Fourth Quarter and Full Year 2025 Financial Results

Westport, Conn., February 26, 2026 – Compass Diversified (NYSE: CODI) (“CODI” or the “Company”), an owner of leading middle-market businesses, announced today its consolidated operating results for the three months and full year ended December 31, 2025.
“2025 was a challenging year as we navigated the Lugano investigation and completed the related restatement. Despite this, our operating companies, excluding Lugano, delivered solid performance in 2025, reflecting the strength of our diversified subsidiaries and our ability to perform across a range of economic conditions,” said Elias Sabo, CEO of Compass Diversified. “We remain focused on driving profitable growth while continuing to deleverage.”
Sabo continued, “Despite ongoing macro uncertainty, we are confident in our ability to generate top and bottom-line growth in 2026 for our remaining subsidiary companies. Our focus is on rebuilding investor confidence by creating consistent, long-term shareholder value through our differentiated business model, strong operating subsidiaries, and permanent capital base.”
On November 16, 2025, CODI deconsolidated Lugano Holding, Inc. ("Lugano"). GAAP results include Lugano’s operating results through that date and include a loss on deconsolidation of $111.9 million. Certain non-GAAP results excluding Lugano are also presented to help investors evaluate the performance of our remaining subsidiaries.
Each of CODI’s subsidiaries represents an operating segment. For ease of presentation, CODI has grouped its operating segments into Branded Consumer and Industrial groups for certain results described below.
Financial Summary – Including Lugano (GAAP)
Q4 2025 (GAAP – As reported)
•Net revenues were $468.6 million, down 5.1% vs Q4 2024
•Net loss from continuing operations was $79.4 million, compared to $70.5 million in Q4 2024
Full Year 2025 (GAAP – As reported)
•Net revenues were $1,873.6 million, up 4.8% vs 2024
◦Branded Consumer: $1,114.1 million, up 5.2% vs 2024
◦Industrial: $759.5 million, up 4.1% vs 2024
•Net loss from continuing operations was $296.6 million, compared to $327.8 million in 2024
◦Branded Consumer: net loss from continuing operations of $129.1 million compared to $309.5 million in 2024

◦Industrial: net income from continuing operations of $12.6 million compared to $17.3 million in 2024
Financial Summary – Excluding Lugano (non-GAAP)
Q4 2025 (excluding Lugano, non-GAAP)
•Net revenues were $460.4 million, down 2.2% vs Q4 2024
•Subsidiary adjusted EBITDA was $88.8 million, up 18.4% vs Q4 2024
Full Year 2025 (excluding Lugano, non-GAAP)
•Net revenues were $1,794.5 million, up 3.9% vs 2024
◦Branded Consumer: $1,035.0 million, up 3.7% vs 2024
◦Industrial: $759.5 million, up 4.1% vs 2024
•Subsidiary Adjusted EBITDA was $345.8 million, up 8.8% vs 2024
◦Branded Consumer: $219.7 million, up 13.8% vs 2024
◦Industrial: $126.1 million, up 1.1% vs 2024
Recent Business Updates
•Completed sale-leaseback of selected Altor facilities, generating approximately $11 million in proceeds used to pay down debt
•Announced Amended Credit Facility
◦Restoring full access to $100 million of revolver capacity
◦Providing additional covenant flexibility to enable compliant deleveraging
Liquidity and Capital Resources
As of December 31, 2025, CODI had approximately $68.0 million in cash and cash equivalents and approximately $96 million in revolver availability.
2026 Outlook
The Company provides the following fiscal 2026 financial guidance:

	2026 Outlook
	Low	High

Subsidiary Adjusted EBITDA
Branded Consumer	$220.0	$260.0
Industrial	$125.0	$135.0
Subsidiary Adjusted EBITDA	$345.0	$395.0

In reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, CODI has not reconciled 2026 Subsidiary Adjusted EBITDA or 2026 Adjusted EBITDA to their comparable GAAP measure because it does not provide guidance on Income (Loss) from Continuing Operations and because management cannot predict, with sufficient certainty, all of the inputs necessary to provide such a reconciliation. For the same reasons, CODI is unable to address the probable significance of the unavailable information, which could be material to future results.

Conference Call
In conjunction with this announcement, CODI will host a conference call on February 26, 2026, at 5:00 p.m. E.T. / 2:00 p.m. PT with the Company’s Chief Executive Officer, Elias Sabo and the Company’s Chief Financial Officer, Stephen Keller. A live webcast of the call will be available on the Investor Relations section of CODI’s website. To avoid delays, we encourage participants to log into the webcast 15 minutes ahead of the scheduled start time. A replay of the webcast will also be available for a limited time on the Company’s website.
Note Regarding Use of Non-GAAP Financial Measures
Adjusted EBITDA and Adjusted Earnings (Loss) are non-GAAP measures used by the Company to assess its performance. We have reconciled Adjusted EBITDA to Income (Loss) from Continuing Operations and Adjusted Earnings (Loss) to Net Income (Loss) on the attached schedules. We consider Income (Loss) from Continuing Operations to be the most directly comparable GAAP financial measure to Adjusted EBITDA and Net Income (Loss) to be the most directly comparable GAAP financial measure to Adjusted Earnings (Loss). Unless the context indicates otherwise, Subsidiary Adjusted EBITDA disclosed in the press release exclude Lugano, a deconsolidated subsidiary of the Company, and corporate expenses. We believe that Adjusted EBITDA and Adjusted Earnings (Loss) provide useful information to investors and reflect important financial measures as each of Adjusted EBITDA and Adjusted Earnings (Loss) excludes the effects of items that reflect the impact of long-term investment decisions, rather than the performance of near-term operations. When compared to Net Income (Loss) and Income (Loss) from Continuing Operations, Adjusted Earnings (Loss) and Adjusted EBITDA, respectively, are each limited in that they do not reflect the periodic costs of certain capital assets used in generating revenues of our businesses or the non-cash charges associated with impairments, as well as certain cash charges. The presentation of Adjusted EBITDA allows investors to view the performance of our businesses in a manner similar to the methods used by us and the management of our businesses, provides additional insight into our operating results and provides a measure for evaluating targeted businesses for acquisition. The presentation of Adjusted Earnings (Loss) provides insight into our operating results. As used in this press release, Subsidiary Adjusted EBITDA refers to the sum of Adjusted EBITDA for the applicable period attributable to each and every consolidated subsidiary of the Company, excluding Lugano and disregarding corporate expense, unless the context indicates otherwise.
Net Revenues (excluding Lugano) is defined as net revenues excluding Lugano. Net Revenues (excluding Lugano) is reconciled to Net Revenues. We consider Net Revenues to be the most directly comparable GAAP financial measure to Net Revenues (excluding Lugano). We believe that Net Revenues (excluding Lugano) provides useful information to investors and reflects important financial measures as it helps investors evaluate the performance of our remaining subsidiaries.
In reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, we have not reconciled 2026 Adjusted EBITDA or 2026 Subsidiary Adjusted EBITDA to its comparable GAAP measure because we do not provide guidance on Net Income (Loss) from Continuing Operations or the applicable reconciling items as a result of the uncertainty regarding, and the potential variability of, these items. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results.
Adjusted EBITDA, Adjusted Earnings and Net Revenues (excluding Lugano) are not meant to be a substitute for GAAP measures and may be different from or otherwise inconsistent with non-GAAP financial measures used by other companies.
About Compass Diversified
CODI leverages its permanent capital base and long-term disciplined approach, maintaining controlling ownership interests in each of its subsidiaries and maximizing its ability to impact long-term cash flow generation and value creation. The Company provides both debt and equity capital for its subsidiaries, contributing to their financial and operating flexibility. CODI utilizes the cash flows generated by its subsidiaries to invest in the long-term growth of the Company and seeks to generate strong returns through its culture of transparency, alignment and accountability.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation, CODI’s expectations regarding its Adjusted EBITDA, subsidiary Adjusted EBITDA and its future performance, liquidity and leverage, and the future performance of CODI’s subsidiaries. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “future,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by CODI’s Board of Directors and management, and on information currently available to CODI’s Board of Directors and management. These statements involve risks and uncertainties that could cause actual results and outcomes to differ, perhaps materially, including but not limited to: changes in the economy, financial markets and political environment, including changes in inflation, interest rates and U.S. tariff and import/export regulations; risks associated with possible disruption in CODI’s operations or the economy generally due to terrorism, war, natural disasters, or social, civil or political unrest; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); environmental risks affecting the business or operations of our subsidiaries; disruption in the global supply chain, labor shortages and labor costs; our business prospects and the prospects of our subsidiaries; the impact of, and ability to successfully complete and integrate, acquisitions that we have made or may make; the ability to successfully complete divestitures that we may execute; the dependence of our future success on the general economy and its impact on the industries in which we operate; the ability of our subsidiaries to achieve their objectives; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our subsidiaries; CODI’s ability to regain compliance with NYSE continued listing requirements; the cooperation of, and future concessions granted by, CODI’s lenders; control deficiencies identified or that may be identified in the future that will result in material weaknesses in CODI’s internal control over financial reporting; and litigation relating to the Lugano investigation, including CODI’s representations regarding its financial statements, and current and future litigation, enforcement actions or investigations relating to CODI’s internal controls, restatement reviews, the Lugano investigation or related matters. Please see CODI’s Annual Report on Form 10-K filed with the SEC for other risk factors that you should consider in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements have been made. Except as required by law, CODI does not undertake any public obligation to update any forward-looking statements to reflect events, circumstances, or new information after the date of this press release, or to reflect the occurrence of unanticipated events.

Compass Diversified Investor Relations
irinquiry@compassdiversified.com

Compass Diversified Holdings
Condensed Consolidated Balance Sheets

(in thousands)	December 31, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$68,015	$59,659
Accounts receivable, net	202,887	207,172
Inventories, net	404,102	571,248
Prepaid expenses and other current assets	78,398	126,692
Due from related parties	20,757	—
Due from unconsolidated affiliate	71,000	—
Total current assets	845,159	964,771
Property, plant and equipment, net	209,742	244,746
Goodwill	895,421	895,916
Intangible assets, net	892,811	983,396
Due from unconsolidated affiliate, long-term	26,000	—
Other non-current assets	170,051	208,593
Total assets	$3,039,184	$3,297,422

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$96,335	$103,239
Accrued expenses	163,265	318,476
Due to related parties	—	18,036
Current portion, long-term debt	37,500	1,774,290
Subsidiary financing arrangements	—	169,765
Other current liabilities	52,519	49,617
Total current liabilities	349,619	2,433,423
Deferred income taxes	104,189	108,091
Long-term debt	1,839,817	—
Other non-current liabilities	171,896	225,334
Total liabilities	2,465,521	2,766,848
Stockholders' equity
Total stockholders' equity attributable to Holdings	442,024	678,620
Noncontrolling interest	131,639	(148,046)
Total stockholders' equity	573,663	530,574
Total liabilities and stockholders’ equity	$3,039,184	$3,297,422

Compass Diversified Holdings
Consolidated Statements of Operations

	Three months ended December 31,		Year ended December 31,
(in thousands, except per share data)	2025	2024	2025	2024
Net revenues	$468,557	$493,929	$1,873,584	$1,788,013
Cost of revenues	266,453	303,280	1,059,192	1,037,594
Gross profit	202,104	190,649	814,392	750,419
Operating expenses:
Selling, general and administrative expense	168,870	166,257	660,674	587,521
Management fees	(36,174)	19,453	17,937	74,767
Amortization expense	23,434	23,500	93,156	94,817
Impairment expense	—	—	31,515	8,182
Operating income (loss)	45,974	(18,561)	11,110	(14,868)
Other income (expense):
Interest expense, net	(38,602)	(36,319)	(175,270)	(122,802)
Amortization of debt issuance costs	(1,130)	(1,004)	(4,052)	(4,018)
Loss on deconsolidation of Lugano	(111,876)	—	(111,876)	—
Loss on sale of Crosman	—	—	—	(24,218)
Loss on debt extinguishment	—	—	(2,827)	—
Other income (expense), net	(353)	(17,451)	(14,664)	(143,304)
Net loss before income taxes	(105,987)	(73,335)	(297,579)	(309,210)
Provision for income taxes	(26,604)	(2,863)	(945)	18,612
Loss from continuing operations	(79,383)	(70,472)	(296,634)	(327,822)
Loss from discontinued operations, net of income tax	—	(7,006)	—	(6,905)
Gain on sale of discontinued operations	580	8,612	2,906	11,957
Net loss	(78,803)	(68,866)	(293,728)	(322,770)
Less: Net loss attributable to noncontrolling interest	(7,613)	(23,545)	(67,313)	(111,025)
Less: Net loss from discontinued operations attributable to noncontrolling interest	—	(1,721)	—	(2,884)
Net loss attributable to Holdings	$(71,190)	$(43,600)	$(226,415)	$(208,861)

Basic income (loss) per common share attributable to Holdings
Continuing operations	$(1.21)	$(0.75)	$(3.63)	$(3.94)
Discontinued operations	0.01	2.45	0.04	0.11
	$(1.20)	$1.70	$(3.59)	$(3.83)

Basic weighted average number of common shares outstanding	75,236	75,505	75,236	75,454

Cash distributions declared per Trust common share	$—	$0.25	$0.50	$1.00

Compass Diversified Holdings
Net Income to Non-GAAP Adjusted Earnings and Non-GAAP Adjusted EBITDA
(unaudited)

	Three months ended December 31,		Year ended December 31,
(in thousands)	2025	2024	2025	2024
Net loss	$(78,803)	$(68,866)	$(293,728)	$(322,770)
Loss from discontinued operations	—	(7,006)	—	(6,905)
Gain on sale of discontinued operations	580	8,612	2,906	11,957
Loss from continuing operations	$(79,383)	$(70,472)	$(296,634)	$(327,822)
Less: loss from continuing operations attributable to noncontrolling interest	(7,613)	(23,545)	(67,313)	(111,025)
Net loss attributable to Holdings - continuing operations	$(71,770)	$(46,927)	$(229,321)	$(216,797)
Adjustments:
Distribution paid - preferred shares	(9,714)	(6,967)	(37,577)	(25,458)
Amortization expense - intangibles and inventory step up	23,434	25,106	93,156	100,112
Impairment expense	—	—	31,515	8,182
Loss on deconsolidation of Lugano	111,876	—	111,876	—
Loss on sale of Crosman	—	—	—	24,218
Tax effect - loss on sale of Crosman	—	—	—	7,254
Stock compensation	3,854	4,057	16,128	16,345
Acquisition expenses	—	1,872	—	5,351
Integration Services Fee	—	875	875	2,625
Other	6,694	11,820	15,191	13,188
Adjusted Earnings	$64,374	$(10,164)	$1,843	$(64,980)
Plus (less):
Depreciation	11,065	12,642	45,312	43,889
Income taxes	(26,604)	(2,863)	(945)	18,612
Interest expense, net	38,602	36,319	175,270	122,802
Amortization of debt issuance	1,130	1,004	4,052	4,018
Noncontrolling interest	(7,613)	(23,545)	(67,313)	(111,025)
Preferred distributions	9,714	6,967	37,577	25,458
Loss on debt modification	—	—	2,827	—
Tax effect - Loss on Sale of Crosman	—	—	—	(7,254)
Other expense (income)	354	17,451	14,664	143,304
Adjusted EBITDA	$91,022	$37,811	$213,287	$174,824

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Three Months Ended December 31, 2025
(Unaudited)

(in thousands)	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor Solutions	Arnold	Sterno	Consolidated
Net income (loss) from continuing operations	$(74,817)	9,863	6,296	$(20,700)	$(4,757)	$1,876	$(712)	$(7,563)	$211	$10,920	$(79,383)
Adjusted for:
Provision (benefit) for income taxes	(30,653)	3,188	1,761	—	(2,556)	98	(136)	(1,545)	543	2,696	(26,604)
Interest expense, net	36,170	(5)	(1)	2,493	(4)	2	(7)	(160)	114	—	38,602
Intercompany interest	(30,930)	3,655	3,202	8,284	3,975	2,159	1,548	4,174	2,157	1,776	—
Depreciation and amortization	(3,251)	5,298	5,396	3,838	5,357	4,156	1,427	6,723	2,889	3,797	35,630
EBITDA	(103,481)	21,999	16,654	(6,085)	2,015	8,291	2,120	1,629	5,914	19,189	(31,755)
Other (income) expense	—	71	85	(521)	2	(50)	(1,267)	2,172	(45)	(94)	353
Non-controlling shareholder compensation	—	678	1,333	310	594	430	5	110	54	340	3,854
Loss on deconsolidation	111,876	—	—	—	—	—	—	—	—	—	111,876
Other (1)	—	—	—	—	667	945	1,280	3,478	213	111	6,694
Adjusted EBITDA	$8,395	$22,748	$18,072	$(6,296)	$3,278	$9,616	$2,138	$7,389	$6,136	$19,546	$91,022
(1) Other represents non-recurring operating expenses that are included by management in the calculation of Adjusted EBITDA when analyzing monthly operating results of our subsidiaries. In the fourth quarter of 2025, the calculation of Adjusted EBITDA for Altor includes the add-back of certain expenses incurred related to restructuring of their facilities after the acquisition of Lifoam.

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Three Months Ended December 31, 2024
(Unaudited)

(in thousands)	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor Solutions	Arnold	Sterno	Consolidated
Net income (loss) from continuing operations	$(8,045)	2,040	4,543	$(57,564)	$(5,314)	$(1,997)	$(1,483)	$(441)	$(9,138)	$6,927	$(70,472)
Adjusted for:
Provision (benefit) for income taxes	(2,095)	(266)	1,042	(137)	(2,010)	(305)	(264)	(912)	(196)	2,280	(2,863)
Interest expense, net	29,134	(11)	(5)	7,130	(55)	(24)	(1)	—	151	—	36,319
Intercompany interest	(41,740)	3,252	4,409	15,596	4,390	2,725	1,635	5,159	1,808	2,766	—
Depreciation and amortization	51	5,536	5,343	1,528	5,331	4,163	1,363	9,303	2,511	3,623	38,752
EBITDA	(22,695)	10,551	15,332	(33,447)	2,342	4,562	1,250	13,109	(4,864)	15,596	1,736
Other (income) expense	(2)	(46)	489	18,146	176	8	(1,177)	24	—	(167)	17,451
Non-controlling shareholder compensation	—	499	1,331	775	559	517	(153)	247	5	277	4,057
Acquisition expenses	—	—	—	—	—	—	—	1,872	—	—	1,872
Integration services fee	—	—	—	—	—	875	—	—	—	—	875
Other (1)	—	—	—	—	—	—	1,500	696	9,546	78	11,820
Adjusted EBITDA	$(22,697)	$11,004	$17,152	$(14,526)	$3,077	$5,962	$1,420	$15,948	$4,687	$15,784	$37,811

(1) Other represents non-recurring operating expenses that are included by management in the calculation of Adjusted EBITDA when analyzing monthly operating results of our subsidiaries. In the fourth quarter of 2024, the calculation of Adjusted EBITDA for Arnold includes the add-back of certain expenses that have been incurred related to the relocation of two of Arnold's facilities in the United States.

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Year ended December 31, 2025
(Unaudited)

(in thousands)	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor Solutions	Arnold	Sterno	Consolidated
Net income (loss) from continuing operations	$(180,185)	$28,255	$28,952	$(175,353)	$(9,467)	$4,661	$(6,125)	$(7,071)	$(7,184)	$26,883	$(296,634)
Adjusted for:
Provision (benefit) for income taxes	(21,052)	8,656	5,557	(255)	(3,067)	944	(95)	(1,168)	1,715	7,820	(945)
Interest expense, net	151,576	(8)	(4)	23,339	(26)	(6)	1	(160)	558	—	175,270
Intercompany interest	(152,618)	14,565	14,437	56,644	16,155	9,530	6,552	18,154	8,343	8,238	—
Loss on debt modification	2,827	—	—	—	—	—	—	—	—	—	2,827
Depreciation and amortization	(3,535)	22,044	21,145	7,631	21,307	16,631	5,517	26,510	10,951	14,319	142,520
EBITDA	(202,987)	73,512	70,087	(87,994)	24,902	31,760	5,850	36,265	14,383	57,260	23,038
Other (income) expense	13	(323)	308	12,495	22	(32)	(1,745)	4,349	(20)	(403)	14,664
Non-controlling shareholder compensation	—	2,416	5,422	2,495	2,347	1,256	132	836	66	1,158	16,128
Impairment expense	—	—	—	31,515	—		—	—	—	—	31,515
Loss on deconsolidation	111,876	—	—	—	—	—	—	—	—	—	111,876
Integration services fee	—	—	—	—	—	875	—	—	—	—	875
Other (1)	—	—	—	—	667	945	1,280	9,421	2,487	391	15,191
Adjusted EBITDA	$(91,098)	$75,605	$75,817	$(41,489)	$27,938	$34,804	$5,517	$50,871	$16,916	$58,406	$213,287

(1) Other represents non-recurring operating expenses that are included by management in the calculation of Adjusted EBITDA when analyzing monthly operating results of our subsidiaries. In the current year, the calculation of Adjusted EBITDA for Arnold includes the add-back of certain expenses that have been incurred related to the relocation of two of Arnold's facilities in the United States and costs related to the retirement of the chief executive officer at Arnold. For Altor, other includes the add-back of certain expenses incurred related to restructuring of their facilities after the acquisition of Lifoam.

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Year ended December 31, 2024
(Unaudited)

(in thousands)	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor Solutions	Arnold	Sterno	Consolidated
Net income (loss) from continuing operations	$(35,634)	$20,634	$20,791	$(275,730)	$(10,575)	$(9,761)	$(54,851)	$5,635	$(2,969)	$14,638	$(327,822)
Adjusted for:
Provision (benefit) for income taxes	(2,095)	4,526	4,962	904	(3,741)	(2,894)	6,810	2,280	2,986	4,874	18,612
Interest expense, net	106,414	(14)	(21)	16,122	(70)	(52)	52	—	371	—	122,802
Intercompany interest	(157,585)	13,366	20,125	56,013	17,916	10,552	9,255	10,771	7,121	12,466	—
Depreciation and amortization	675	22,734	21,594	5,391	21,318	18,974	8,042	21,553	9,265	18,473	148,019
EBITDA	(88,225)	61,246	67,451	(197,300)	24,848	16,819	(30,692)	40,239	16,774	50,451	(38,389)
Other (income) expense	460	40	511	139,623	181	3	24,557	2,746	(9)	(590)	167,522
Non-controlling shareholder compensation	—	2,129	5,683	2,437	2,382	1,674	403	988	18	631	16,345
Impairment expense	—	—	—	—	—		8,182	—	—	—	8,182
Acquisition expenses	—	—	—	—	—	3,479	—	1,872	—	—	5,351
Integration services fee	—	—	—	—	—	2,625	—	—	—	—	2,625
Other	—	—	—	—	—	90	1,500	696	10,426	476	13,188
Adjusted EBITDA	$(87,765)	$63,415	$73,645	$(55,240)	$27,411	$24,690	$3,950	$46,541	$27,209	$50,968	$174,824

(1) Other represents non-recurring operating expenses that are included by management in the calculation of Adjusted EBITDA when analyzing monthly operating results of our subsidiaries. In the current year, the calculation of Adjusted EBITDA for Arnold includes the add-back of certain expenses that have been incurred related to the relocation of two of Arnold's facilities in the United States.

Compass Diversified Holdings
Adjusted EBITDA
(Unaudited)

	Three months ended December 31,		Year ended December 31,
(in thousands)	2025	2024	2025	2024

Branded Consumer
5.11	$22,748	$11,004	75,605	63,415
BOA	18,072	17,152	75,817	73,645
Lugano	(6,296)	(14,526)	(41,489)	(55,240)
PrimaLoft	3,278	3,077	27,938	27,411
The Honey Pot Co. (1)	9,616	5,962	34,804	24,690
Velocity Outdoor	2,138	1,420	5,517	3,950
Total Branded Consumer	$49,556	$24,089	$178,192	$137,871

Industrial
Altor Solutions	$7,389	15,948	50,871	46,541
Arnold Magnetics	6,136	4,687	16,916	27,209
Sterno	19,546	15,784	58,406	50,968
Total Industrial	$33,071	$36,419	$126,193	$124,718
Corporate expense	8,395	(22,697)	(91,098)	(87,765)
Total Adjusted EBITDA	$91,022	$37,811	$213,287	$174,824

(1)	The above results for The Honey Pot Co. do not include management's estimate of Adjusted EBITDA, before the Company's ownership of $3.9 million for the year ended December 31, 2024. The Honey Pot Co. was acquired on January 31, 2024.

Compass Diversified Holdings
Net Sales to Non-GAAP Net Sales (excluding Lugano) Reconciliation
(unaudited)

	Three months ended December 31,		Year ended December 31,
(in thousands)	2025	2024	2025	2024

Net Sales	$468,557	$493,929	$1,873,584	$1,788,013
Less: Lugano net sales	(8,146)	(23,358)	(79,113)	(60,445)
Net Sales excluding Lugano	$460,411	$470,571	$1,794,471	$1,727,568
Compass Diversified Holdings
Subsidiary Net Sales
(unaudited)

	Three months ended December 31,		Year ended December 31,
(in thousands)	2025	2024	2025	2024
Branded Consumer
5.11	$147,793	$144,768	$551,845	$532,161
BOA	49,303	48,141	190,489	190,811
Lugano (1)	8,146	23,358	79,113	60,445
PrimaLoft	14,719	12,708	76,512	74,226
The Honey Pot (2)	35,973	28,697	139,689	104,589
Velocity Outdoor	18,962	19,008	76,416	96,427
Total Branded Consumer (3)	$274,896	$276,680	$1,114,064	$1,058,659

Industrial
Altor Solutions	63,635	81,323	303,021	239,069
Arnold Magnetics	40,841	41,292	150,967	171,837
Sterno	89,185	94,634	305,532	318,448
Total Industrial	$193,661	$217,249	$759,520	$729,354

Total Subsidiary Net Sales (3)	$468,557	$493,929	$1,873,584	$1,788,013
(1) Lugano net sales for the three months and year ended December 31, 2025 are through November 16, 2025, on which date Lugano was deconsolidated.
(2) Net sales for The Honey Pot Co. do not include net sales prior to the Company's ownership of $10.7 million in the year ended December 31, 2024. The Honey Pot Co. was acquired on January 31, 2024.
(3) Reconciliation of Total Branded Consumer Net Sales and Total Subsidiary Net Sales excluding Lugano:

	Three months ended December 31,		Year ended December 31,
(in thousands)	2025	2024	2025	2024
Total Branded Consumer	$274,896	$276,680	$1,114,064	$1,058,659
Less: Lugano	(8,146)	(23,358)	(79,113)	(60,445)
Total Branded Consumer	266,750	253,322	1,034,951	998,214
Industrial	$193,661	$217,249	$759,520	$729,354
Total Subsidiary Net Sales (excluding Lugano)	$460,411	$470,571	$1,794,471	$1,727,568

Compass Diversified Holdings
Condensed Consolidated Cash Flows

	Three months ended December 31,		Year ended December 31,
(in thousands)	2025	2024	2025	2024

Net cash provided by (used in) operating activities	$47,002	$(16,106)	$(6,830)	$(151,086)
Net cash used in investing activities	(9,528)	(70,199)	(42,614)	(422,450)
Net cash provided by (used in) financing activities	(30,967)	75,811	55,088	184,064
Foreign currency impact on cash	369	(1,727)	2,712	(1,278)
Net increase (decrease) in cash and cash equivalents	6,876	(12,221)	8,356	(390,750)
Cash and cash equivalents - beginning of the period (1)	61,139	71,880	59,659	450,409
Cash and cash equivalents - end of the period	$68,015	$59,659	$68,015	$59,659

(1) Includes cash from discontinued operations of $3.8 million at January 1, 2024.